UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04451

Legg Mason Capital Management Special Investment Trust, Inc.

(Exact name of Registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2010

Investment Commentary and

Annual Repor t

Legg Mason Capital Management

Special Investment Trust, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Special Investment Trust, Inc.

Fund objective

The Fund seeks capital appreciation.

Investment commentary

Market outlook

The financial markets appear to be suffering from cognitive dissonance. Investors and policymakers continue to complain that markets are currently plagued by an unusual degree of uncertainty. Yet, a key financial instrument, the ten-year Treasury note at a 2.6% yield, seems priced to an unusual degree of certainty to reflect one outcome: deflation. James Montier of GMO went as far in a recent blog to estimate that current Treasury yields imbed a 70% chance of a Japanese deflationary outcome for the U.S. economy. After the recent trauma of the global financial crisis, I understand why investors would fear a deflationary tail-risk scenario for the U.S. economy. However, it seems awfully bold to wager with such confidence on what I believe still must be considered an extremely rare outcome by historic standards, especially when it entails fighting an aggressive Federal Reserve Board (“Fed”)i that is doggedly pursuing reflationii.

The market’s risk-seeking embrace of a deflationary future is manifesting itself in some dramatic ways. Mexico, for instance, was recently able to sell $1 billion of one-hundred-year bonds at a 6.1% yield. Not much margin of safety, in my opinion, for a country with some visible current challenges and a history of currency devaluations along with periods of extreme inflation. At the same time, U.S. corporations are increasingly issuing debt at yields well below their respective cost of equity. This was clearly illustrated by IBM’s sale of $1.5 billion in three-year notes at 1% in early August, while IBM’s stock dividend yield was almost twice that amount and would share in the future growth of a dominant global company.

Given this market context, long-term investors need to be asking themselves two questions: First, what risks am I taking when I reach for yield in the bond market? Second, what is the best way to either hedge against or exploit the market’s potentially mispriced wager on deflation?

As a valuation-driven portfolio manager, one of my core investment tenets is that long-term expected returns are best framed by an asset’s starting valuation level. The valuation math for bonds and stocks both start with the “risk-free” Treasury yield, which again is currently less than 2.6% or a multiple of over forty times cash flows. Going back to the Mexican bond sale discussed above, I am not comforted that the risk premium for betting on Mexico’s coming century is only 350 basis points or 3.5% above prevailing Treasury yields. On the stock side, equities are currently valued at roughly a 7% free-cash-flow yield or roughly fourteen times cash flows. This valuation spread of 4.4% (7% – 2.6%) is quite healthy by historic standards and, I think, strongly argues that the relative margin of safety is greatly in favor of stocks at this point.

The counter argument against stocks is that, after a terrible decade for realized equity returns, there are no buyers of stocks left, only sellers. This argument has some merit, as incentives drive behavior and stocks are perceived as terrible bets in an uncertain and deflationary world, while bonds allow investors to avoid uncertainty. However, this ignores the fact that many company management teams have equity-based compensation plans. The best of these plans incentivize managements to increase long-term intrinsic value per share. With U.S. corporate balance sheets in generally great shape, many management teams are back to focusing on building shareholder wealth. One of the best ways to increase intrinsic value per share is to borrow at low rates and buy back undervalued stock. This smart behavior is starting to really matter, as Morgan Stanley estimates that U.S. buybacks will amount to over six times equity mutual fund outflows in 2010.

Properly incented management behavior is extremely relevant for the Fund, as we are seeing wealth creating activity in many of our holdings. Integrated Device Technology Inc., for instance, is currently buying back roughly 10% of its shares

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management Special Investment Trust, Inc.	III

annually at prices that we estimate are well below intrinsic business value. The ability to borrow cheaply is also increasing both financial and strategic deal activity. The Fund’s investment in Burger King Holdings Inc. was concluded favorably with a private equity buyout offer at a 46% premium. As large cash-rich corporations search for growth, I expect increasing mergers and acquisitions across much of the mid-cap universe. This should provide stock valuation support, even if the Fund does not directly benefit from a deal. Even the Fund’s large weighting in Financials should start to benefit from the combination of excess capital levels and management team behavior that is focused on restoring and growing dividends and ultimately consolidating the U.S. bank market. My guess is that private market value metrics are going to become increasingly relevant for valuation managers like me.

The key takeaway is that expensive debt and cheap equity provide opportunities for properly incented management teams to create long-term value, ultimately supporting stock valuation levels and driving convergence between stock prices and intrinsic business value. In essence, changes in asset prices start with a marginal buyer or seller, and the marginal U.S. stock buyer is cash rich and incented to get moving. On the flip side, as Gavekal Research recently argued, investors should strongly consider hedging out some of the mounting risk of their bond portfolios with some cheap stocks.

Investment results

Total returns for Legg Mason Capital Management Special Investment Trust, Inc. for various periods ended October 31, 2010 are presented below, along with those of comparative indices:

Average annual total returns (unaudited)
Without sales charges	6 months	1 year	5 years	10 years	Since inception
Class A	-1.20%	26.74%	N/A	N/A	49.06%
Class C	-1.57%	25.75%	-0.21%	4.10%	10.67%
Class R	-1.35%	26.26%	N/A	N/A	-3.38%
Class FI	-1.26%	26.59%	0.47%	N/A	3.40%
Class I	-1.05%	27.07%	0.84%	5.20%	11.38%
S&P MidCap 400 Indexiii	1.48%	27.64%	4.93%	6.12%	12.75%
Lipper Mid-Cap Core Funds Category Averageiv	0.56%	23.82%	3.17%	3.79%	9.56%

With sales charges	6 months	1 year	5 years	10 years	Since inception
Class A	-6.89%	19.45%	N/A	N/A	44.05%
Class C	-2.56%	24.75%	-0.21%	4.10%	10.67%
Class R	-1.35%	26.26%	N/A	N/A	-3.38%
Class FI	-1.26%	26.59%	0.47%	N/A	3.40%
Class I	-1.05%	27.07%	0.84%	5.20%	11.38%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements and/or expense reimbursements, without which the performance would have been lower.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 5.75%, and Class C shares reflect the deduction of a contingent deferred sales charge of 1.00%, which applies if shares are redeemed within one year of purchase.

The inception dates of Class A, Class C, Class R, Class FI and Class I shares are February 3, 2009, December 30, 1985, December 28, 2006, July 30, 2004 and December 1, 1994, respectively. The Index and Lipper returns are for the period beginning December 31, 1985. All Index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.08%, 1.86%, 1.44%, 1.16% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, we thank you for your support and welcome your comments.

Samuel M. Peters, CFA

November 19, 2010

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks.

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Capital Management Special Investment Trust, Inc.

Investment commentary (cont’d)

The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. The Fund may invest in high-yield bonds, which possess greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of October 31, 2010 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: United Continental Holdings Inc. (5.0%), Assured Guaranty Ltd. (4.3%), KKR Financial Holdings LLC (3.4%), Boston Scientific Corp. (2.8%), eBay Inc. (2.7%), Red Hat Inc. (2.6%), Energizer Holdings Inc. (2.5%), Genworth Financial Inc., Class A Shares (2.4%), Integrated Device Technology Inc. (2.4%) and Forest Laboratories Inc. (2.3%).

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2010 were: Financials (26.7%), Information Technology (20.0%), Health Care (17.5%), Industrials (11.3%) and Consumer Discretionary (6.7%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

Reflation is a fiscal or monetary policy, designed to expand a country’s output and curb the effects of deflation. Reflation policies can include reducing taxes, changing the money supply and lowering interest rates.

iii	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Mid-Cap Core Funds Category Average is comprised of the Fund’s peer group of mutual funds.

The Investment Commentary is not a part of the Annual Report.

October 31, 2010

Annual Repor t

Legg Mason Capital Management

Special Investment Trust, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report	1

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Capital Management Special Investment Trust, Inc. for the twelve-month reporting period ended October 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,
Mark R. Fetting Chairman	David R. Odenath President

November 26, 2010

2	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. The Fund invests primarily in equity securities, and securities convertible into equity securities. While the Fund may invest a portion of its assets in companies of any size, we expect that, under normal circumstances, the Fund will invest the majority of its total assets in the securities of companies in the mid-cap market capitalization range or in “special situations,” at the time of purchase. Market capitalization is not a factor when determining whether companies are involved in special situations. We define special situations as companies undergoing unusual or possibly one-time developments that, in our opinion, make them attractive for investment. The Fund will not invest more than 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings in connection with an actual or potential bankruptcy. We follow a value discipline in selecting securities and, therefore, seek to purchase securities at large discounts to our assessment of their intrinsic value.

The Fund may also invest in debt securities, including securities involved in special situations, as defined above. The Fund may invest up to 35% of its total assets in debt securities rated below investment grade and unrated securities that we judge to be below investment grade.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equity markets seesawed over the past year as investors tried to make sense of mixed economic reports, government debt worries, lingering mortgage concerns and policy changes. Investor attitudes were tepid toward stocks as evidenced by massive outflows. Despite lukewarm investor sentiment, stocks have risen over the past twelve months. The second quarter proved rocky, coinciding with surprisingly negative unemployment data, an increasingly complex sovereign debt situation in Europe, a massive oil spill in the Gulf of Mexico and a surprising regulatory assault on Goldman Sachs. May’s “flash crash” further compounded investors’ unease and hesitancy to buy stocks. The equity market bottomed in early July and rallied again on better-than-expected corporate profits. Fear about mortgage putbacks hurting banks’ profitability and their willingness to lend money helped pull the market lower in August, with Financials stocks faring the worst of any sector that month. Stocks then rallied hard over the last two months of the reporting period on strong macro data and on expectations that the Federal Reserve Board (“Fed”)i would remain accommodative. September began with robust manufacturing and labor data, sending the market higher by over 5% during the first three trading days of the month. The equity market continued its advance through October as investors came to interpret the Fed’s accommodative stance as a put option on the equity market, since the Fed said that inflation was short of their target while unemployment was too high.

Q. How did we respond to these changing market conditions?

A. Despite the market swings around cyclical concerns, we continued to focus on the extremely attractive valuations in the market. The Fund looked for equities whose prices reflected the obvious headwinds of secular deleveraging, increasing sovereign risks and deflationary tail risk. Many stocks continued to discount little or even negative long-term growth, especially in the Health Care and Information Technology (“IT”) spaces. New positions in Forest Laboratories Inc., Boston Scientific Corp. and Integrated Device Technology Inc. are examples of our attempt to capitalize on low expectations in the aforementioned spaces. Financials also remained a significant area of focus. Many still traded below book value, implying long-term value destruction despite strong capital positions and rebounding earnings and returns on equity. Within this space, the Fund added significantly to regional bank KeyCorp and insurer Genworth Financial Inc. (Class A Shares) and also initiated a new position in regional bank Synovus Financial Corp.

Performance review

For the twelve months ended October 31, 2010, Class C shares of Legg Mason Capital Management Special Investment Trust, Inc., excluding sales charges, returned 25.75%. The Fund’s unmanaged benchmark, the S&P MidCap 400 Indexii, returned 27.64% over the same time frame. The Lipper Mid-Cap Core Funds Category Average1 returned 23.82% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 400 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report	3

Performance Snapshot as of October 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Capital Management Special Investment Trust, Inc.:
Class A	-1.20%	26.74%
Class C	-1.57%	25.75%
Class R	-1.35%	26.26%
Class FI	-1.26%	26.59%
Class I	-1.05%	27.07%
S&P MidCap 400 Index	1.48%	27.64%
Lipper Mid-Cap Core Funds Category Average[1]	0.56%	23.82%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.08%, 1.86%, 1.44%, 1.16% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Several of the names that were hit the hardest during the global financial crisis were the Fund’s top contributors over the past twelve months. KKR Financial Holdings LLC nearly doubled over the past year while growing the net interest margin in its collateralized loan obligations and deploying capital at high rates of return. United Continental Holdings Inc. was another significant contributor and also a near-double over the past year. Airlines have benefited from the cyclical recovery playing out in the U.S. travel market. Continental’s merger with

United, alongside other mergers in the airline industry, further reduced capacity that operators had already been slashing, allowing airlines to drive profits through lower costs and higher prices.

While riskier, downtrodden names helped the portfolio, so did those companies that could show growth in a difficult environment. IT companies Red Hat Inc. and Rackspace Hosting Inc., both plays on the shift to cloud computing, were also top contributors. Red Hat broke out after a bidding war between Hewlett-Packard and Dell for cloud-related storage business 3Par, which highlighted Red Hat’s strategic value. Red Hat’s dominance in the Linux operating system also makes it a key enabler of cloud computing given Linux's low cost and open architecture. The company also reported better-than-expected results in both its fiscal second and third quarters, showing strong deferred revenue growth. Another cloud computing play, Rackspace, also outperformed in the past year as improving economic data renewed investors’ hope that enterprise demand for data center and cloud computing services would remain strong and sustain the company's rapid growth. The stock also received a boost when Standard & Poor's announced at the end of September that Rackspace would be added to the S&P MidCap 400 Index. Health Care company Human Genome Sciences Inc. was another top contributor, receiving a 50% boost on the first two trading days of the period after its Benlysta lupus drug met its primary endpoint in Phase III trials.

Q. What were the leading detractors from performance?

A. A diversified group of names dragged on performance for idiosyncratic reasons. Penson Worldwide Inc., a services provider to the investment brokerage industry, experienced a slowdown in trading volumes and falling interest rates. While the company did an admirable job maintaining its interest rate spread over the prior year, it could not hold out forever, and tough year-over-year comparative performance also weighed on the name. For-profit educator Career Education Corp. also pulled performance down as the company faced headwinds from the Obama administration's aggressive regulatory stance. Career Education owns colleges in which a relatively high portion of students fail to repay their student loans, a trait which could

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 408 funds for the six-month period and among the 400 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report

Fund overview (cont’d)

imperil the schools' ability to remain eligible for federal student aid in the face of Congress’ push for tougher regulation and oversight of the for-profit sector, which can rely on federal loans for up to 90% of their revenues. After peaking in April, the stock of regional bank Synovus nearly fell in half during the remainder of the year as investors fretted about mounting losses in the company’s loan book. Research and consulting provider FTI Consulting Inc. was another leading detractor over the past twelve months, thanks in large part to an unexpected reduction in guidance for the 2010 fiscal year. FTI Consulting cut its forecast for revenues from its counter-cyclical corporate restructuring division more sharply than expected due to headwinds in Europe, while the expected growth in the pro-cyclical business based on mergers and acquisitions and initial public offerings was less than expected.

Q. Where there any significant changes to the Fund during the reporting period?

A. During the year, we added three positions to the portfolio on a net basis, increasing the names from sixty to sixty-three. The changes consisted of thirty-two new names in the portfolio and twenty-nine eliminations. The top ten positions represented approximately 30% of the Fund’s weight as of October 31, 2010, up from approximately 28% a year ago.

Significant new additions to the portfolio included Boston Scientific and Forest Laboratories in the Health Care group. We also initiated positions in a number of regional banks including Synovus, First Interstate BancSystem Inc. (Class A Shares) and People’s United Financial Inc. We found compelling opportunities in companies closer to consumer spending such as J.C. Penney Co. Inc. and Energizer Holdings Inc. IT companies Integrated Device Technology, ON Semiconductor Corp. and PMC-Sierra Inc, as well as Industrials firm Masco Corp. were other key additions.

While Financials comprised an important part of additions to the portfolio, we also sold a number of Financials during the period, as we shifted weights to names that we thought offered better upside. Eliminated Financials holdings included Prudential Financial Inc., SunTrust Banks Inc. and Hatteras Financial Corp. The Fund also terminated its positions in medical device companies Mindray Medical International Ltd. (ADR) and Zimmer Holdings Inc. Other significant positions that we liquidated ranged across sectors and included Take-Two Interactive Software Inc., Interna-

tional Game Technology, Kennametal Inc., National Semiconductor Corp., United States Steel Corp. and Burger King Holdings Inc. after the fast-food operator announced it would be purchased for a 46% premium to the company’s pre-rumor closing price.

Thank you for your investment in Legg Mason Capital Management Special Investment Trust, Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Legg Mason Capital Management, Inc.

November 15, 2010

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. The Fund may invest in high-yield bonds, which possess greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s principal investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2010 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: United Continental Holdings Inc. (5.0%), Assured Guaranty Ltd. (4.3%), KKR Financial Holdings LLC (3.4%), Boston Scientific Corp. (2.8%), eBay Inc. (2.7%), Red Hat Inc. (2.6%), Energizer Holdings Inc. (2.5%), Genworth Financial Inc., Class A Shares (2.4%), Integrated Device Technology Inc. (2.4%) and Forest Laboratories Inc. (2.3%). Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2010 were: Financials (26.7%), Information Technology (20.0%), Health Care (17.5%), Industrials (11.3%) and Consumer Discretionary (6.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2010 and October 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2010 and held for the six months ended October 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.20%	$1,000.00	$988.00	1.06%	$5.31	Class A	5.00%	$1,000.00	$1,019.86	1.06%	$5.40
Class C	-1.57	1,000.00	984.30	1.89	9.45	Class C	5.00	1,000.00	1,015.68	1.89	9.60
Class R	-1.35	1,000.00	986.50	1.43	7.16	Class R	5.00	1,000.00	1,018.00	1.43	7.27
Class FI	-1.26	1,000.00	987.40	1.16	5.81	Class FI	5.00	1,000.00	1,019.36	1.16	5.90
Class I	-1.05	1,000.00	989.50	0.80	4.01	Class I	5.00	1,000.00	1,021.17	0.80	4.08

[1]	For the six months ended October 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class FI	Class I
Twelve Months Ended 10/31/10	26.74%	25.75%	26.26%	26.59%	27.07%
Five Years Ended 10/31/10	N/A	-0.21	N/A	0.47	0.84
Ten Years Ended 10/31/10	N/A	4.10	N/A	N/A	5.20
Inception* through 10/31/10	49.06	10.67	-3.38	3.40	11.38

With sales charges[2]	Class A	Class C	Class R	Class FI	Class I
Twelve Months Ended 10/31/10	19.45%	24.75%	26.26%	26.59%	27.07%
Five Years Ended 10/31/10	N/A	-0.21	N/A	0.47	0.84
Ten Years Ended 10/31/10	N/A	4.10	N/A	N/A	5.20
Inception* through 10/31/10	44.05	10.67	-3.38	3.40	11.38

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 10/31/10)	100.27%
Class C (10/31/00 through 10/31/10)	49.44
Class R (Inception date of 12/28/06 through 10/31/10)	-12.36
Class FI (Inception date of 7/30/04 through 10/31/10)	23.29
Class I (10/31/00 through 10/31/10)	66.02

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Capital Management Special Investment Trust, Inc. vs. S&P MidCap 400 Index† —

February 3, 2009 - October 2010

Value of $10,000 invested in

Class C Shares of Legg Mason Capital Management Special Investment Trust, Inc. vs. S&P MidCap 400 Index† —

October 2000 - October 2010

8	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report

Fund performance (unaudited) (cont’d)

Value of $1,000,000 invested in

Class R Shares of Legg Mason Capital Management Special Investment Trust, Inc. vs. S&P MidCap 400 Index† —

December 28, 2006 - October 2010

Value of $1,000,000 invested in

Class FI Shares of Legg Mason Capital Management Special Investment Trust, Inc. vs. S&P MidCap 400 Index† —

July 30, 2004 - October 2010

Value of $1,000,000 invested in

Class I Shares of Legg Mason Capital Management Special Investment Trust, Inc. vs. S&P MidCap 400 Index† —

October 2000 - October 2010

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report	9

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. On February 1, 2009, Class C shares began to charge a CDSC for shares bought by investors on and after that date and redeemed within one year of purchase.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, Class C, Class R, Class FI and Class I shares are February 3, 2009, December 30, 1985, December 28, 2006, July 30, 2004 and December 1, 1994, respectively.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class R, FI and I shares of Legg Mason Capital Management Special Investment Trust, Inc. on February 3, 2009 (commencement of operations), October 31, 2000, December 28, 2006 (commencement of operations), July 30, 2004 (commencement of operations) and October 31, 2000, respectively, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2010. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report

Schedule of investments

October 31, 2010

Legg Mason Capital Management Special Investment Trust, Inc.

Security	Shares	Value
Common Stocks — 98.9%
Consumer Discretionary — 6.7%
Diversified Consumer Services — 1.5%
Career Education Corp.	1,022,700	$17,938,158	*
Household Durables — 1.8%
Lennar Corp., Class A Shares	1,500,000	21,765,000
Internet & Catalog Retail — 1.9%
Expedia Inc.	800,000	23,160,000
Multiline Retail — 1.5%
J.C. Penney Co. Inc.	600,000	18,708,000
Total Consumer Discretionary		81,571,158
Consumer Staples — 4.7%
Food & Staples Retailing — 2.2%
Safeway Inc.	1,200,000	27,480,000
Household Products — 2.5%
Energizer Holdings Inc.	400,000	29,912,000	*
Total Consumer Staples		57,392,000
Energy — 5.8%
Energy Equipment & Services — 1.7%
Exterran Holdings Inc.	800,000	20,136,000	*
Oil, Gas & Consumable Fuels — 4.1%
CONSOL Energy Inc.	700,000	25,732,000
EXCO Resources Inc.	1,100,000	16,313,000
Penn West Energy Trust	351,400	8,011,920
Total Oil, Gas & Consumable Fuels		50,056,920
Total Energy		70,192,920
Financials — 26.7%
Capital Markets — 2.5%
Fortress Investment Group LLC, Class A Shares	5,300,000	23,320,000	*
Penson Worldwide Inc.	1,272,000	6,550,800	*
Total Capital Markets		29,870,800
Commercial Banks — 7.2%
First Interstate BancSystem Inc., Class A Shares	950,000	12,312,000	(a)
First Southern Bancorp Inc., Series C Cnv Pfd, Class B Shares	263,250	5,554,575	*(b)(c)
KeyCorp	2,900,000	23,751,000
PrivateBancorp Inc.	1,200,000	14,148,000
Synovus Financial Corp.	11,500,000	24,840,000
Western Alliance Bancorp	900,000	5,436,000	*
Wilmington Trust Corp.	150,000	1,130,810
Total Commercial Banks		87,172,385
Consumer Finance — 1.1%
Capital One Financial Corp.	350,000	13,044,500
Diversified Financial Services — 3.4%
KKR Financial Holdings LLC	4,750,000	41,752,500
Insurance — 10.1%
Allied World Assurance Holdings Ltd.	425,000	24,314,250
Assured Guaranty Ltd.	2,712,442	51,672,020
Genworth Financial Inc., Class A Shares	2,600,000	29,484,000	*

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report	11

Legg Mason Capital Management Special Investment Trust, Inc.

Security	Shares	Value
Insurance — continued
Syncora Holdings Ltd.	4,202,041	$710,145	*(a)
XL Group PLC	800,000	16,920,000
Total Insurance		123,100,415
Real Estate Investment Trusts (REITs) — 1.0%
Pennymac Mortgage Investment Trust	700,000	12,082,000
Thrifts & Mortgage Finance — 1.4%
People’s United Financial Inc.	1,400,000	17,234,000
Total Financials		324,256,600
Health Care — 16.3%
Biotechnology — 3.1%
Alkermes Inc.	1,850,000	21,404,500	*
Human Genome Sciences Inc.	600,000	16,128,000	*
Total Biotechnology		37,532,500
Health Care Equipment & Supplies — 7.7%
Beckman Coulter Inc.	200,000	10,648,000
Boston Scientific Corp.	5,300,000	33,814,000	*
Gen-Probe Inc.	500,000	24,215,000	*
Stryker Corp.	500,000	24,745,000
Total Health Care Equipment & Supplies		93,422,000
Health Care Providers & Services — 2.0%
WellPoint Inc.	450,000	24,453,000	*
Health Care Technology — 1.2%
MedAssets Inc.	750,000	13,905,000	*
Pharmaceuticals — 2.3%
Forest Laboratories Inc.	850,000	28,092,500	*
Total Health Care		197,405,000
Industrials — 11.3%
Airlines — 5.0%
United Continental Holdings Inc.	2,100,000	60,984,000	*
Building Products — 1.4%
Masco Corp.	1,600,000	17,056,000
Commercial Services & Supplies — 1.7%
Copart Inc.	600,000	20,316,000	*
Electrical Equipment — 1.0%
Babcock & Wilcox Co.	550,000	12,551,000	*
Machinery — 1.3%
Snap-on Inc.	300,000	15,300,000
Trading Companies & Distributors — 0.9%
Aircastle Ltd.	1,200,000	11,052,000
Total Industrials		137,259,000
Information Technology — 20.0%
Internet Software & Services — 4.8%
eBay Inc.	1,100,000	32,791,000	*
Rackspace Hosting Inc.	1,000,000	24,960,000	*
Total Internet Software & Services		57,751,000

See Notes to Financial Statements.

12	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Capital Management Special Investment Trust, Inc.

Security		Shares	Value
IT Services — 3.0%
Euronet Worldwide, Inc.		800,000	$14,448,000	*
Paychex Inc.		800,000	22,160,000
Total IT Services			36,608,000
Semiconductors & Semiconductor Equipment — 7.8%
Integrated Device Technology Inc.		5,000,000	29,450,000	*
Micron Technology Inc.		3,100,000	25,637,000	*
ON Semiconductor Corp.		2,100,000	16,107,000	*
PMC-Sierra Inc.		3,000,000	23,070,000	*
Total Semiconductors & Semiconductor Equipment			94,264,000
Software — 4.4%
MICROS Systems Inc.		489,925	22,237,695	*
Red Hat Inc.		750,000	31,695,000	*
Total Software			53,932,695
Total Information Technology			242,555,695
Materials — 2.1%
Chemicals — 2.1%
Nalco Holding Co.		900,000	25,362,000
Telecommunication Services — 3.1%
Wireless Telecommunication Services — 3.1%
NII Holdings Inc.		500,000	20,905,000	*
Sprint Nextel Corp.		4,000,000	16,480,000	*
Total Telecommunication Services			37,385,000
Utilities — 2.2%
Calpine Corp.		2,150,000	26,875,000	*
Total Common Stocks (Cost — $918,960,089)			1,200,254,373
Preferred Stocks — 1.1%
Financials — 0.0%
Commercial Banks — 0.0%
First Southern Bancorp Inc.		450	450,000	(b)(c)
Health Care — 1.1%
Health Care Equipment & Supplies — 0.4%
Super Dimension Ltd., Series D-1		256,650	2,656,328	(a)(b)(c)(d)
Super Dimension Ltd., Series D-2		209,986	2,173,355	(a)(b)(c)(d)
Total Health Care Equipment & Supplies			4,829,683
Pharmaceuticals — 0.7%
BG Medicine Inc., Series D, Cnv Pfd		1,538,462	8,076,926	(a)(b)(c)(d)
Total Health Care			12,906,609
Total Preferred Stocks (Cost — $20,450,013)			13,356,609

	Rate	Face Amount
Convertible Bonds & Notes — 0.1%
Health Care — 0.1%
Pharmaceuticals — 0.1%
BG Medicine Inc. (Cost — $500,000)	12.000%	$500,000	500,000	(a)(b)(d)

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report	13

Legg Mason Capital Management Special Investment Trust, Inc.

Security		Expiration Date	Warrants	Value
Warrants — 0.0%
BG Medicine Inc. (Cost — $0)		1/1/49	57,692	$0	*(a)(b)(c)(d)
Total Investments before Short-Term Investments (Cost — $939,910,102)				1,214,110,982

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.5%
Repurchase Agreements — 0.5%
Bank of America repurchase agreement dated 10/29/10; Proceeds at maturity — $3,035,296; (Fully collateralized by U.S. government agency obligations, 0.259% due 10/13/11; Market value — $3,101,163)	0.140%	11/1/10	$3,035,261	3,035,261
Goldman Sachs & Co. repurchase agreement dated 10/29/10; Proceeds at maturity — $3,035,314; (Fully collateralized by U.S. government agency obligations, 1.250% due 5/3/12; Market value — $3,097,855)	0.210%	11/1/10	3,035,261	3,035,261
Total Short-Term Investments (Cost — $6,070,522)				6,070,522
Total Investments — 100.6% (Cost — $945,980,624#)				1,220,181,504
Liabilities in Excess of Other Assets — (0.6)%				(6,858,466)
Total Net Assets — 100.0%				$1,213,323,038

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At October 31, 2010, the total market value of Affiliated Companies was $26,428,754, and the cost was $45,001,588.

(b)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Illiquid security (unaudited).

(d)	Restricted Security.

#	Aggregate cost for federal income tax purposes is $957,136,106.

See Notes to Financial Statements.

14	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report

Statement of assets and liabilities

October 31, 2010

Assets:
Investments in unaffiliated securities, at value (Cost — $900,979,036)	$1,193,752,750
Investments in affiliated securities, at value (Cost — $45,001,588)	26,428,754
Receivable for securities sold	2,945,829
Dividends and interest receivable	791,446
Receivable for Fund shares sold	552,827
Other assets	10,303
Total Assets	1,224,481,909

Liabilities:
Payable for securities purchased	6,624,617
Payable for Fund shares repurchased	2,594,065
Distribution fees payable	835,945
Investment management fee payable	667,610
Directors’ fees payable	973
Accrued expenses	435,661
Total Liabilities	11,158,871
Total Net Assets	$1,213,323,038

Net Assets:
Par value (Note 7)	$39,608
Paid-in capital in excess of par value	1,246,021,309
Overdistributed net investment income	(538,258)
Accumulated net realized loss on investments and foreign currency transactions	(306,400,797)
Net unrealized appreciation on investments and foreign currencies	274,201,176
Total Net Assets	$1,213,323,038

Shares Outstanding:
Class A	1,566,825
Class C	32,555,500
Class R	356,586
Class FI	350,435
Class I	4,779,031

Net Asset Value:
Class A (and redemption price)	$29.72
Class C*	$29.35
Class R (and redemption price)	$37.36
Class FI (and redemption price)	$37.75
Class I (and redemption price)	$38.67
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$31.53

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report	15

Statement of operations

For the Year Ended October 31, 2010

Investment Income:
Dividends from unaffiliated investments	$9,766,628
Dividends from affiliated investments	236,410
Interest	5,656
Less: Foreign taxes withheld	(4,599)
Total Investment Income	10,004,095

Expenses:
Distribution fees (Notes 2 and 5)	10,023,938
Investment management fee (Note 2)	8,627,316
Transfer agent fees (Note 5)	1,356,374
Legal fees	155,376
Custody fees	124,608
Directors’ fees	113,671
Registration fees	82,188
Shareholder reports	55,002
Audit and tax	34,497
Miscellaneous expenses	36,506
Total Expenses	20,609,476
Less: Expense reimbursements (Notes 2 and 5)	(148,168)
Compensating balance arrangements (Note 1)	(575)
Net Expenses	20,460,733
Net Investment Loss	(10,456,638)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	177,552,428
Foreign currency transactions	(19,054)
Net Realized Gain	177,533,374	*
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	112,672,152
Foreign currencies	6,070
Change in Net Unrealized Appreciation (Depreciation)	112,678,222
Net Gain on Investments and Foreign Currency Transactions	290,211,596
Increase in Net Assets from Operations	$279,754,958

*	Includes $(1,181,603) of net realized loss on the sale of shares of Affiliated companies.

See Notes to Financial Statements.

16	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report

Statements of changes in net assets

For the Year Ended October 31, 2010, the Period Ended October 31, 2009 and the Year Ended March 31, 2009	2010	2009†	2009

Operations:
Net investment income (loss)	$(10,456,638)	$(1,490,994)	$545,449
Net realized gain (loss)	177,533,374	(30,123,441)	(451,565,104)
Change in net unrealized appreciation (depreciation)	112,678,222	477,550,564	(183,703,269)
Increase (Decrease) in Net Assets From Operations	279,754,958	445,936,129	(634,722,924)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(220,160)	—	—
Decrease in Net Assets From Distributions to Shareholders	(220,160)	—	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	80,999,668	63,423,416	177,884,627
Reinvestment of distributions	210,150	—	—
Cost of shares repurchased	(280,999,850)	(121,235,519)	(775,827,087)
Decrease in Net Assets From Fund Share Transactions	(199,790,032)	(57,812,103)	(597,942,460)
Increase (Decrease) in Net Assets	79,744,766	388,124,026	(1,232,665,384)

Net Assets:
Beginning of year	1,133,578,272	745,454,246	1,978,119,630
End of year*	$1,213,323,038	$1,133,578,272	$745,454,246
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(538,258)	$(302)	$110,738

†	For the period April 1, 2009 through October 31, 2009.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report	17

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2010	2009[2]	2009[3]

Net asset value, beginning of year	$23.45	$14.53	$14.84

Income (loss) from operations:
Net investment income (loss)	(0.07)	0.04	0.01
Net realized and unrealized gain (loss)	6.34	8.88	(0.32)
Total income (loss) from operations	6.27	8.92	(0.31)

Net asset value, end of year	$29.72	$23.45	$14.53
Total return[4]	26.74%	61.39%	(2.09)%

Net assets, end of year (000s)	$46,569	$38,171	$24,329

Ratios to average net assets:
Gross expenses	1.07%	1.03%[5]	1.14%[5]
Net expenses[6,7]	1.05	1.03 [5]	1.13 [5]
Net investment income (loss)	(0.25)	0.32 [5]	0.43 [5]

Portfolio turnover rate	46%	42%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 1, 2009 through October 31, 2009.

[3]	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

18	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2010[2]	2009[2,3]	2009[2,4]	2008[2,4]	2007[2,4]	2006[4]

Net asset value, beginning of year	$23.34	$14.52	$25.03	$40.81	$47.78	$43.93

Income (loss) from operations:
Net investment loss	(0.29)	(0.05)	(0.02)	(0.37)	(0.54)	(0.61)
Net realized and unrealized gain (loss)	6.30	8.87	(10.49)	(10.18)	2.25	10.23
Total income (loss) from operations	6.01	8.82	(10.51)	(10.55)	1.71	9.62

Less distributions from:
Net realized gains	—	—	—	(5.23)	(8.68)	(5.77)
Total distributions	—	—	—	(5.23)	(8.68)	(5.77)

Net asset value, end of year	$29.35	$23.34	$14.52	$25.03	$40.81	$47.78
Total return[5]	25.75%	60.74%	(41.99)%	(29.38)%	5.49%	22.79%

Net assets, end of year (000s)	$955,414	$904,106	$611,440	$1,735,036	$3,372,771	$3,800,486

Ratios to average net assets:
Gross expenses	1.86%	1.78%[6]	1.82%	1.77%	1.78%	1.76%
Net expenses[7,8]	1.85	1.77 [6]	1.81	1.76	1.77	1.76
Net investment loss	(1.04)	(0.41) [6]	(0.09)	(1.00)	(1.31)	(1.39)

Portfolio turnover rate	46%	42%	78%	51%	36%	38%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2009 through October 31, 2009.

[4]	For the year ended March 31.

[5]

Performance figures, exclusive of CDSCs, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report	19

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2010	2009[2]	2009[3]	2008[3]	2007[4]

Net asset value, beginning of year	$29.59	$18.38	$31.57	$49.86	$47.76

Income (loss) from operations:
Net investment income (loss)	(0.22)	(0.01)	0.08	(0.12)	(0.10)
Net realized and unrealized gain (loss)	7.99	11.22	(13.27)	(12.94)	2.20
Total income (loss) from operations	7.77	11.21	(13.19)	(13.06)	2.10

Less distributions from:
Net realized gains	—	—	—	(5.23)	—
Total distributions	—	—	—	(5.23)	—

Net asset value, end of year	$37.36	$29.59	$18.38	$31.57	$49.86
Total return[5]	26.26%	60.99%	(41.78)%	(29.07)%	4.40%

Net assets, end of year (000s)	$13,320	$14,016	$9,242	$17,296	$520

Ratios to average net assets:
Gross expenses	1.45%	1.41%[6]	1.47%	1.36%	10.37%[6]
Net expenses[7,8]	1.44	1.41 [6]	1.46	1.35	1.22 [6]
Net investment income (loss)	(0.63)	(0.07) [6]	0.29	(0.29)	(0.91) [6]

Portfolio turnover rate	46%	42%	78%	51%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 1, 2009 through October 31, 2009.

[3]	For the year ended March 31.

[4]	For the period December 28, 2006 (commencement of operations) to March 31, 2007.

[5]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2010[2]	2009[2,3]	2009[2,4]	2008[2,4]	2007[2,4]	2006[4]

Net asset value, beginning of year	$29.82	$18.49	$31.68	$49.88	$55.99	$50.25

Income (loss) from operations:
Net investment income (loss)	(0.11)	0.03	0.14	(0.13)	(0.27)	(0.28)
Net realized and unrealized gain (loss)	8.04	11.30	(13.33)	(12.84)	2.84	11.79
Total income (loss) from operations	7.93	11.33	(13.19)	(12.97)	2.57	11.51

Less distributions from:
Net realized gains	—	—	—	(5.23)	(8.68)	(5.77)
Total distributions	—	—	—	(5.23)	(8.68)	(5.77)

Net asset value, end of year	$37.75	$29.82	$18.49	$31.68	$49.88	$55.99
Total return[5]	26.59%	61.28%	(41.63)%	(28.87)%	6.28%	23.75%

Net assets, end of year (000s)	$13,231	$11,746	$7,193	$25,924	$64,892	$76,619

Ratios to average net assets:
Gross expenses	1.14%	1.18%[6]	1.21%	1.04%	1.01%	0.99%
Net expenses[7,8]	1.12	1.17 [6]	1.20	1.03	1.00	0.99
Net investment income (loss)	(0.32)	0.18 [6]	0.49	(0.28)	(0.54)	(0.62)

Portfolio turnover rate	46%	42%	78%	51%	36%	38%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2009 through October 31, 2009.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report	21

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2009[2,3]	2009[2,4]	2008[2,4]	2007[2,4]	2006[4]

Net asset value, beginning of year	$30.47	$18.84	$32.13	$50.35	$56.29	$50.36

Income (loss) from operations:
Net investment income (loss)	0.00 [5]	0.10	0.27	0.03	(0.13)	(0.17)
Net realized and unrealized gain (loss)	8.24	11.53	(13.56)	(13.02)	2.87	11.87
Total income (loss) from operations	8.24	11.63	(13.29)	(12.99)	2.74	11.70

Less distributions from:
Net investment income	(0.04)	—	—	—	—	—
Net realized gains	—	—	—	(5.23)	(8.68)	(5.77)
Total distributions	(0.04)	—	—	(5.23)	(8.68)	(5.77)

Net asset value, end of year	$38.67	$30.47	$18.84	$32.13	$50.35	$56.29
Total return[6]	27.07%	61.73%	(41.36)%	(28.62)%	6.58%	24.09%

Net assets, end of year (000s)	$184,789	$165,539	$93,250	$199,864	$292,204	$328,071

Ratios to average net assets:
Gross expenses	0.81%	0.74%[7]	0.79%	0.72%	0.73%	0.72%
Net expenses[8,9]	0.79	0.73 [7]	0.78	0.72	0.72	0.71
Net investment income (loss)	0.01	0.60 [7]	0.98	0.07	(0.27)	(0.35)

Portfolio turnover rate	46%	42%	78%	51%	36%	38%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2009 through October 31, 2009.

[4]	For the year ended March 31.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management Special Investment Trust, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid price provided by an independent pricing service that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Financials	$318,702,025	—	$5,554,575	$324,256,600
Other common stock	875,997,773	—	—	875,997,773
Preferred stocks	—	—	13,356,609	13,356,609
Convertible bonds & notes	—	—	500,000	500,000
Warrants	—	—	0	0
Total long-term investments	$1,194,699,798	—	$19,411,184	$1,214,110,982
Short-term investments†	—	$6,070,522	—	6,070,522
Total investments	$1,194,699,798	$6,070,522	$19,411,184	$1,220,181,504

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report	23

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stocks	Preferred Stocks	Convertible Bonds & Notes	Warrants	Total
Balance as of October 31, 2009	—	$16,999,543	—	—	$16,999,543
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	—	(4,092,934)	—	—	(4,092,934)
Net purchases (sales)	$5,554,575	450,000	$500,000	$0	6,504,575
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of October 31, 2010	$5,554,575	$13,356,609	$500,000	$0	$19,411,184
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2010[1]	—	$(4,092,934)	—	—	$(4,092,934)

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign

24	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report

Notes to financial statements (cont’d)

currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(j) Commission recapture. The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment transactions. During the year ended October 31, 2010, the Fund did not receive any commission rebates.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report	25

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$8,376,415	—	$(8,376,415)
(b)	1,762,427	$(1,762,427)	—

(a)	Reclassifications are primarily due to a tax net operating loss.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of limited partnership investments.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.70%
Next $1 billion	0.68
Next $3 billion	0.65
Next $5 billion	0.62
Over $10 billion	0.59

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM and LMPFA are wholly-owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

The Fund’s agreement with LMCM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors and certain other expenses. For the year ended October 31, 2010, the Fund was reimbursed for expenses amounting to $148,168.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2010, LMIS and its affiliates received sales charges of approximately $6,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	$1,000	$22,000

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Directors of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

26	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$561,257,167
Sales	772,002,745

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$343,641,623
Gross unrealized depreciation	(80,596,225)
Net unrealized appreciation	$263,045,398

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, C, R and FI shares calculated at the annual rate of 0.25%, 0.25%, 0.25% and 0.25% of the average daily net assets of each class, respectively. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

The Rule 12b-1 plans for Class R and Class FI of the Fund provide for the payment of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of each class’s average daily net assets, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plan of 0.50% and 0.25% of the average daily net assets of Class R and Class FI, respectively.

For the year ended October 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$111,745	$31,923
Class C	9,812,294	1,164,526
Class R	67,216	28,048
Class FI	32,683	18,499
Class I	—	113,378
Total	$10,023,938	$1,356,374

For the year ended October 31, 2010, expense reimbursements by class were as follows:

Expense Reimbursements
Class A	$5,427
Class C	117,144
Class R	1,609
Class FI	1,570
Class I	22,418
Total	$148,168

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report	27

6. Distributions to shareholders by class

	Year Ended October 31, 2010	Period Ended October 31, 2009†	Year Ended March 31, 2009
Net Investment Income:
Class A	—	—	—
Class C	—	—	—
Class R	—	—	—
Class FI	—	—	—
Class I	$220,160	—	—
Total	$220,160	—	—

†	For the period April 1, 2009 through October 31, 2009.

7. Shares of beneficial interest

At October 31, 2010, there were 100,000,000 shares authorized at $0.001 par value for Class A, 200,000,000 shares authorized at $0.001 par value for Class C, 500,000,000 shares authorized at $0.001 par value for Class R, 100,000,000 shares authorized at $0.001 par value for Class FI, and 50,000,000 shares authorized at $0.001 par value for Class I of the Fund.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2010		Period Ended October 31, 2009†		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount	Shares		Amount

Class A
Shares sold	242,176	$6,754,503	142,985	$3,063,362	2,019,760	*	$30,009,013	*
Shares repurchased	(302,866)	(8,540,314)	(189,964)	(4,054,494)	(345,266)	*	(4,835,328)	*
Net increase (decrease)	(60,690)	$(1,785,811)	(46,979)	$(991,132)	1,674,494	*	$25,173,685	*

Class C1
Shares sold	1,065,650	$29,407,855	953,273	$19,619,581	4,496,682		$96,382,321
Shares repurchased	(7,240,479)	(199,637,334)	(4,324,515)	(91,037,666)	(31,715,877)		(672,400,068)
Net decrease	(6,174,829)	$(170,229,479)	(3,371,242)	$(71,418,085)	(27,219,195)		$(576,017,747)

Class R
Shares sold	106,341	$3,739,526	99,988	$2,493,800	300,143		$9,590,772
Shares repurchased	(223,396)	(7,479,342)	(129,206)	(3,731,003)	(345,155)		(10,563,300)
Net decrease	(117,055)	$(3,739,816)	(29,218)	$(1,237,203)	(45,012)		$(972,528)

Class FI2
Shares sold	57,159	$2,028,717	85,539	$2,359,973	135,484		$3,344,181
Shares repurchased	(100,697)	(3,552,937)	(80,595)	(2,271,056)	(564,683)		(15,403,149)
Net increase (decrease)	(43,538)	$(1,524,220)	4,944	$88,917	(429,199)		$(12,058,968)

Class I2
Shares sold	1,077,652	$39,069,067	1,240,034	$35,886,700	1,419,517		$38,558,340
Shares issued on reinvestment	6,307	210,150	—	—	—		—
Shares repurchased	(1,737,870)	(61,789,923)	(756,994)	(20,141,300)	(2,689,818)		(72,625,242)
Net increase (decrease)	(653,911)	$(22,510,706)	483,040	$15,745,400	(1,270,301)		$(34,066,902)

†	For the period April 1, 2009 through October 31, 2009.

*	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

28	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report

Notes to financial statements (cont’d)

8. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

Security	Number of Units/Shares/Interest	Acquisition Date(s)	Cost	Fair Value at 10/31/10	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
BG Medicine Inc. Series D	1,538,462	7/08	$10,000,003	$8,076,926	$5.25	0.67%	—	—
BG Medicine Inc., Convertible Demand Note	500,000	3/10 & 9/10	500,000	500,000	100.00	0.04	—	—
BG Medicine Inc., Warrants	57,692	3/10 & 9/10	0	0	—	0.00	—	—
Super Dimension Ltd., Series D-1	256,650	10/08	5,500,010	2,656,328	10.35	0.22	—	—
Super Dimension Ltd., Series D-2	209,986	10/08	4,500,000	2,173,355	10.35	0.18	—	—
			$20,500,013	$13,406,609		1.11%	—	—

9. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the fiscal year ended October 31, 2010:

	Affiliate Value at 10/31/09	Purchased		Sold		Dividend Income	Affiliate Value at 10/31/10	Realized Loss
		Cost	Shares/Par	Cost	Shares/Par
BG Medicine Inc., Series D	$10,000,003	—	—	—	—	—	$8,076,926	—
BG Medicine Inc., Convertible Demand Note	—	$500,000	500,000	—	—	—	500,000	—
BG Medicine Inc., Warrants	—	—	57,692	—	—	—	—	—
First Interstate BancSystem Inc., Class A Shares[a]	—	14,115,427	950,000	—	—	$236,410	12,312,000	—
Pennymac Mortgage Investment[b]	17,489,500	828,016	50,000	$6,000,000	300,000	—	—	$(1,181,603)
Super Dimension Ltd., Series D-1	3,849,750	—	—	—	—	—	2,656,328	—
Super Dimension Ltd., Series D-2	3,149,790	—	—	—	—	—	2,173,355	—
Syncora Holdings Ltd.	1,428,694	—	—	—	—	—	710,145	—
	$35,917,737	$15,443,443		$6,000,000		$236,410	$26,428,754	$(1,181,603)

[a]	At the beginning of the reporting period, this security did not have affiliate status because the Fund owned less than 5% of the company’s voting securities.

[b]	This security is no longer an affiliated company.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2010, the fiscal period ended October 31, 2009 and the fiscal year ended March 31, 2009 were as follows:

	October 31, 2010	October 31, 2009†	March 31, 2009

Distributions Paid From:
Ordinary income	$220,160	—	—

†	For the period April 1, 2009 through October 31, 2009.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report	29

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(295,613,711)
Other book/tax temporary differences(a)	(169,862)
Unrealized appreciation (depreciation)(b)	263,045,694
Total accumulated earnings (losses) — net	$(32,737,879)

*	During the taxable year ended October 31, 2010, the Fund utilized $178,475,757 of its capital loss carryover available from prior years. As of October 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2017	$(295,613,711)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference in the book/tax treatment of limited partnership investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

11. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 3, 2011. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended October 31, 2010.

30	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Legg Mason Capital Management Special Investment Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Capital Management Special Investment Trust, Inc. (the “Fund”) at October 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 15, 2010

Legg Mason Capital Management Special Investment Trust, Inc.	31

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Capital Management Special Investment Trust, Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors[1]

Ruby P. Hearn

Year of birth	1940
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None

Arnold L. Lehman

Year of birth	1944
Position with Fund	Lead Independent Director
Term of office and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None

Robin J.W. Masters

Year of birth	1955
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Jill E. McGovern

Year of birth	1944
Position with Fund	Director
Term of office and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

32	Legg Mason Capital Management Special Investment Trust, Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors[1] cont’d

Arthur S. Mehlman

Year of birth	1942
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Director during past five years	Director of Municipal Mortgage & Equity, LLC.

G. Peter O’Brien

Year of birth	1945
Position with Fund	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Director during past five years	Director of Technology Investment Capital Corp.

S. Ford Rowan

Year of birth	1943
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None

Robert M. Tarola

Year of birth	1950
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason Capital Management Special Investment Trust, Inc.	33

Interested Directors[3]

Mark R. Fetting

Year of birth	1954
Position with Fund	Chairman and Director
Term of office and length of time served[2]	Director since 2001 and Chairman since 2008
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Director	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Director during past five years	None

David R. Odenath

Year of birth	1957
Position with Fund	President and Director
Term of office and length of time served[2]	Since 2008
Principal occupation(s) during past five years	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008; formerly: President of Prudential Annuities (2002 to 2008); Executive Vice President (2003 to 2008) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (2003 to 2008) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (2003 to 2008) of American Skandia Marketing, Inc.; President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999 to 2003) of Prudential Investments; Senior Vice President (1999 to 2008) of Prudential Financial, Inc.; Senior Vice President (1993 to 1999) of PaineWebber Group, Inc. (investment banking).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Executive Officers

R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue, New York NY 10018

Year of birth	1951
Position(s) with Fund	Vice President
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Fund	Chief Financial Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

34	Legg Mason Capital Management Special Investment Trust, Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Executive Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1974
Position(s) with Fund	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. (since 2007); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Directors Committee (chair: Arnold L. Lehman).

[2]

Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the Investment Company Act of 1940, as amended (the “1940 Act”).

[3]

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason Capital Management Special Investment Trust, Inc.	35

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2010:

Record date:	12/09/2009
Payable date:	12/10/2009
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Capital Management

Special Investment Trust, Inc.

Directors

Mark R. Fetting

Chairman

David R. Odenath

President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Special Investment Trust, Inc.

Legg Mason Capital Management Special Investment Trust, Inc.

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Special Investment Trust, Inc. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-285/A (12/10) SR10-1262

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2009 and October 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $16,060 in 2009 and $27,486 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Capital Management Special Investment Trust, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Capital Management Special Investment Trust, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,500 in 2009 and $3,500 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Capital Management Special Investment Trust, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Capital Management Special Investment Trust, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Capital Management Special Investment Trust, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Capital Management Special Investment Trust, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Capital Management Special Investment Trust, Inc. during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Capital Management Special Investment Trust, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Capital Management Special Investment Trust, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Capital Management Special Investment Trust Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Principal Executive Officer of Legg Mason Capital Management Special Investment Trust Inc.

Date:	December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Principal Executive Officer of Legg Mason Capital Management Special Investment Trust Inc.

Date:	December 22, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Capital Management Special Investment Trust Inc.

Date:	December 22, 2010